FIFTH AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

         This Fifth Amendment to Amended and Restated Revolving Credit Agreement is made as of the 30th day of September, 1998 by and among

         Dollar Tree Distribution, Inc. (the "Borrower"), a Virginia corporation having its chief executive office at 500 Volvo Parkway, Chesapeake, Virginia 23320;

         Dollar Tree Stores, Inc. ("DTS"), a Virginia corporation having its chief executive office at 500 Volvo Parkway, Chesapeake, Virginia 23320;

         Dollar Tree Management, Inc. ("DTM"), a Virginia corporation having its chief executive office at 500 Volvo Parkway, Chesapeake, Virginia 23320;

         BankBoston, N.A. (f/k/a The First National Bank of Boston), NationsBank, N.A., Crestar Bank, First Union National Bank of Virginia, Amsouth Bank of Alabama, Union Bank of California, N.A. and all other financial institutions which are now or may hereafter become parties to such Amended and Restated Revolving Credit Agreement (individually, a "Lender" and collectively, the "Lenders"); and

         BankBoston, N.A. (f/k/a The First National Bank of Boston), a national banking association having its head office at 100 Federal Street, Boston, Massachusetts, as Agent for the Lenders (in such capacity, the "Agent").

in consideration of the mutual covenants herein contained and benefits to be derived herefrom,

                               W IT N E S S E T H:

         WHEREAS, the Borrower, DTS, DTM, the Agent and the Lenders entered into an Amended and Restated Revolving Credit Agreement dated as of September 27, 1996 (as amended by a First Amendment to Amended and Restated Revolving Credit Agreement dated January 25, 1997, as further amended by a Second Amendment to Amended and Restated Revolving Credit dated as of May 8, 1997, as further amended by a Third Amendment to Amended and Restated Revolving Credit dated as of September 2, 1997 and as further amended by a Fourth Amendment to Amended and Restated Revolving Credit dated as of November 7, 1997, collectively, the "Agreement"); and

         WHEREAS, the Borrower, DTS, DTM, the Agent, and the Lenders desire to modify and amend the Agreement, as provided herein.

         NOW, THEREFORE, it is hereby agreed as follows:


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         1.       Definitions.  All capitalized terms used herein and not
                  otherwise defined shall have the same meaning herein as in the Agreement.

         2. Amendment to Section 6. The provisions of Section 6.22 of the Agreement are hereby amended by deleting the first sentence thereof.

         3. Amendment to Section 8. The provisions of Section 8.12 are hereby amended by deleting clause (a) in its entirety.

         4. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Obligors each hereby ratify, confirm, and reaffirm all representation, warranties, and covenants contained therein and acknowledge and agree that none of them have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, each of the Obligors hereby waive and release the Agent and Lenders therefrom.

         5.       Miscellaneous.

                  (a) This Fifth Amendment to Amended and Restated Revolving Credit Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                  (b) This Fifth Amendment to Amended and Restated Revolving Credit Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.


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         IN  WITNESS  WHEREOF,  the  undersigned  have  hereunto  executed  this
Agreement as a sealed instrument as of the date first above written.

                                       DOLLAR TREE DISTRIBUTION, INC.


                                  By:   /s/ Frederick C. Coble
                                       -----------------------------------
                                       Name:  Frederick C. Coble
                                       Title: Senior Vice President,
                                              Chief Financial Officer

                                       DOLLAR TREE STORES, INC.


                                  By:   /s/ Frederick C. Coble
                                       -----------------------------------
                                       Name:  Frederick C. Coble
                                       Title: Senior Vice President,
                                              Chief Financial Officer

                                       DOLLAR TREE MANAGEMENT, INC.


                                  By:   /s/ Frederick C. Coble
                                       -----------------------------------
                                       Name:  Frederick C. Coble
                                       Title: Senior Vice President,
                                              Chief Financial Officer

                                       BANKBOSTON, N.A. (f/k/a THE
                                       FIRST NATIONAL BANK OF BOSTON)
                                       individually and as Agent


                                  By:   /s/ Judith C.E. Kelly
                                       -----------------------------------
                                       Name:  Judith C.E. Kelly
                                       Title: Vice President


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                                       CRESTAR BANK


                                  By:   /s/ Bruce W. Nave
                                       -----------------------------------
                                       Name: Bruce W. Nave
                                       Title:Senior Vice President,

                                       FIRST UNION NATIONAL BANK


                                  By:   /s/ Leslie S. Cundiff
                                       -----------------------------------
                                       Name: Leslie S. Cundiff
                                       Title:Senior Vice President,

                                       NATIONSBANK, N.A.


                                  By:   /s/ Franklin P. Earley
                                       -----------------------------------
                                       Name: Franklin P. Earley
                                       Title:Senior Vice President,

                                       UNION BANK OF CALIFORNIA, N.A.


                                  By:   /s/ Susan D. Biba
                                       -----------------------------------
                                       Name: Susan D. Biba
                                       Title:Vice President

                                       AMSOUTH BANK OF ALABAMA


                                  By:   /s/ Mary Anna Raburn
                                       -----------------------------------
                                       Name: Mary Anna Raburn
                                       Title:Vice President


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